SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico	00680
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01. Other Events.
In a press release dated August 22, 2006, filed herewith as Exhibit 99.1 and incorporated by reference herein, W Holding Company, Inc. (the “Company”) announced that it had received notice from The Nasdaq Stock Market indicating that the Company’s Series B, C, D, E, F, G and H preferred securities were subject to potential delisting from The Nasdaq Stock Market due to the Company’s inability to file its Form 10-Q for the period ended June 30, 2006 in a timely fashion, as required under Marketplace Rule 4310(c)(14).
On August 17, 2006, the Company filed the subject report, immediately bringing the Company into compliance with the Rule.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of the Company, dated August 22, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado

Freddy Maldonado
President

Date: August 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company, dated August 22, 2006